UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

REX STORES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

2875 Needmore Road, Dayton, Ohio		45414
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers

            David L. Bearden’s employment as President and Chief Operating Officer of REX Stores Corporation (Rex) was terminated effective June 30, 2009. Stuart A. Rose, Chairman of the Board and Chief Executive Officer of Rex, was appointed President on the same date. Biographical and other information with respect to Mr. Rose required by this item is set forth in Rex’s proxy statement for the 2008 annual meeting of shareholders filed with the Commission and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX STORES CORPORATION

Date: July 7, 2009	By:	/s/ DOUGLAS L. BRUGGEMAN
		Name:	Douglas L. Bruggeman
		Title:	Vice President-Finance,
Chief Financial Officer and
Treasurer